                             SECURITIES AND EXCHANGE COMMISSION
                                    Washington, DC 20549

                                          FORM 8-K
                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                     September 29, 2004
                             (date of earliest event reported)

                       STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                    as Depositor under a
                              Pooling and Servicing Agreement
                               dated as of September 1, 2004
                               providing for the issuance of

                                        $808,389,308

                                   Mortgage-Backed Notes
                                       Series 2004-1

                        Delaware          333-115122         30-0183252

                    (State or other      (Commission       (IRS Employer
                     jurisdiction of     File Number)       Identification
                     Incorporation)                           Number)

                                     383 MADISON AVENUE
                                  NEW YORK, NEW YORK 10179
                          (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                       (212) 272-2000

Section 8 - Other Events

Item 8.01 Other Events.

The tables and materials filed separately, under cover of Form SE in accordance with Rule
202 of Regulation S-T pursuant to a continuing hardship exemption, were prepared by Bear,
Stearns & Co. Inc. (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors.  Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions.  Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is filed separately, under cover of Form SE (filed September 30, 2004 under CIK #0001243106) in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

99.1  Certain Computational Materials prepared by the Underwriter in connection with
MortgageIT Trust 2004-1, Mortgage-Backed Notes, Series 2004-1.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of Structured Asset Mortgage Investments
II Inc. relating to its MortgageIT Trust 2004-1, Mortgage-Backed Notes, Series 2004-1.

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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2004

                              STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                              (Registrant)

                              By:  /s/ Baron Silverstein
                              Baron Silverstein
                              Vice President
                              (Authorized Officer)

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